UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2016

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

GNMA MSR Facility

On December 19, 2016, PennyMac Financial Services, Inc. (the “Company”), through three of its subsidiaries, PennyMac Loan Services, LLC (“PLS”), Private National Mortgage Acceptance Company, LLC (“PNMAC”), and PNMAC GMSR ISSUER TRUST (“Issuer Trust”) entered into a structured finance transaction, pursuant to which PLS may finance Ginnie Mae mortgage servicing rights (“MSRs”) and excess servicing spread relating to such MSRs (“ESS”) (the “GNMA MSR Facility”).

In connection with the GNMA MSR Facility, PLS pledges and/or sells to Issuer Trust participation certificates representing beneficial interests in MSRs and ESS pursuant to the terms of a master repurchase agreement, dated as of December 19, 2016, by and between PLS, Issuer Trust and PNMAC (the “PC Repurchase Agreement”). In return, Issuer Trust (a) has issued to PLS the Series 2016-MSRVF1 Variable Funding Note, dated December 19, 2016, known as the “PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, Series 2016-MSRVF1” (the “VFN”), and (b) may, from time to time, issue to institutional investors additional term notes (“Term Notes”), in each case secured on a pari passu basis by the participation certificates relating to the MSRs and ESS.  The maximum principal balance of the VFN is $1,000,000,000.

The Base Indenture

Issuer Trust issued the VFN and may, from time to time, issue Term Notes pursuant to the terms of (i) a base indenture, dated December 19, 2016, by and among Issuer Trust, Citibank, N.A., as indenture trustee, calculation agent, paying agent and securities intermediary (the “Indenture Trustee”), PLS, as the servicer and administrator, Credit Suisse First Boston Mortgage Capital LLC (“CSFB”), as administrative agent, and Pentalpha Surveillance LLC, as credit manager (the “Base Indenture”), (ii) the supplemental indenture thereto relating to the VFN (the “VFN Supplemental Indenture”), and (iii) any additional supplemental indentures to the Base Indenture.

The Base Indenture requires PLS to make certain representations and warranties and to maintain various financial and other covenants, which include maintaining (i) an adjustable net worth equal to or greater than 90% of the Ginnie Mae Single-Family Issuer minimum net worth requirement, (ii) liquidity equal to or greater than 90% of the Ginnie Mae Single-Family Issuer minimum liquidity requirement or, if the aggregate monetary value of all out-of-pocket advances on Ginnie Mae mortgage backed securities exceeds the Single-Family Issuer minimum liquidity requirement, 100% of such minimum liquidity requirement, and (iii) a minimum fair market value relating to its base servicing fee. In the event PLS breaches one or more of these financial covenants, the noteholders have the right to reduce the advance rate available to PLS under the notes issued by the Issuer Trust.

In addition, the Base Indenture contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults on any series or class of notes, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for financing transactions. The remedies for such events of default include the acceleration of the principal amount outstanding under the Base Indenture and the liquidation of the MSRs and ESS by the Indenture Trustee on behalf of the noteholders of any notes issued by the Issuer Trust. If an event of default has occurred and is continuing with respect to any series of notes issued by the Issuer Trust, the Indenture Trustee is responsible for exercising any such rights and powers vested in it by the Base Indenture on behalf of the noteholders.

The PC Repurchase Agreement

Under the PC Repurchase Agreement, PLS grants to Issuer Trust a security interest in all of its right, title and interest in, to and under participation certificates representing beneficial interests in MSRs and ESS, including all of its rights and interests in any MSRs and ESS it thereafter owns or acquires. The pledge and/or sale of the participation certificates and the underlying MSRs and ESS is also subject to a separate acknowledgement agreement by and among Ginnie Mae, the Indenture Trustee and PLS. Issuer Trust’s interest in the participation certificates and underlying MSRs and ESS remains subordinate to the rights and interests of Ginnie Mae pursuant to the terms of such acknowledgement agreement.

The principal amount paid by Issuer Trust for the participation certificates under the PC Repurchase Agreement is based upon a percentage of the market value of the underlying MSRs (inclusive of the ESS). Upon PLS’ repurchase of the participation certificates, PLS is required to repay Issuer Trust the principal amount relating thereto plus accrued interest (at a rate reflective of the current market and consistent with the weighted average note rate of the VFN and any outstanding Term Notes) to the date of such repurchase.

The PC Repurchase Agreement contains margin call provisions that provide the Issuer Trust with certain rights in the event of a decline in the market value of the MSRs and ESS. Under these provisions, the Issuer Trust may require PLS to (i) transfer cash to the Issuer Trust, or (ii) apply additional note payments to the VFN in an amount sufficient to eliminate any margin deficit resulting from such a decline.

The PC Repurchase Agreement requires PLS to make certain representations and warranties and to maintain various financial and other covenants, which include maintaining (i) a minimum adjusted tangible net worth of $200 million, as of the last day of each calendar month, (ii) a minimum of unrestricted cash and cash equivalents at all times greater than or equal to $20 million, and (iii) a maximum ratio of total liabilities to adjusted tangible net worth of 10:1.

In addition, the PC Repurchase Agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the PC Repurchase Agreement and the liquidation of the MSRs and ESS by the Indenture Trustee on behalf of and with the written consent of the majority noteholders of any series of notes issued by the Issuer Trust.

The obligations of PLS under the PC Repurchase Agreement are guaranteed in full by PNMAC (the “PNMAC Guaranty”). The Company is a holding corporation and its primary asset is an equity interest in PNMAC.

The PMH Repurchase Agreement

PennyMac Holdings, LLC, a wholly-owned subsidiary of PennyMac Mortgage Investment Trust (NYSE: PMT) (“PMT”), initially acquires certain of the participation certificates backed by ESS pursuant to the terms of a second amended and restated master spread acquisition and MSR servicing agreement, by and between PLS and PMH and dated as of December 19, 2016 (the “Spread Acquisition Agreement”). PMH then pledges the acquired ESS to PLS under a master repurchase agreement, dated as of December 19, 2016, by and between PLS and PMH (the “PMH Repurchase Agreement”), and PLS, in turn, re-pledges such participation certificates to Issuer Trust under the PC Repurchase Agreement. The PMH Repurchase Agreement was approved by a committee of the Company’s board of directors comprised solely of independent members thereof.

The principal amount paid by PLS for the participation certificates under the PMH Repurchase Agreement is based upon a percentage of the market value of the underlying ESS. Upon PMH’s repurchase of the participation certificates, PMH is required to repay PLS the principal amount relating thereto plus accrued interest (at a rate reflective of the current market and consistent with the weighted average note rate of the VFN and any outstanding Term Notes) to the date of such repurchase.

The PMH Repurchase Agreement contains margin call provisions that provide PLS with certain rights in the event of a decline in the market value of the purchased ESS. Under these provisions, PLS may require PMH to transfer cash to PLS or include additional mortgage loans in the purchased ESS in an amount sufficient to eliminate any margin deficit resulting from such a decline.

The PMH Repurchase Agreement requires PMH to make certain representations and warranties and to maintain various financial and other covenants, which include maintaining (i) a minimum adjusted tangible net worth of $200 million, as of the last day of each calendar month, (ii) a minimum of unrestricted cash and cash equivalents at all times greater than or equal to $10 million, and (iii) a maximum ratio of total liabilities to adjusted tangible net worth of 10:1.

In addition, the PMH Repurchase Agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the PMH Repurchase Agreement and the enforcement by PLS of other remedies available.

Pursuant to the PMH Repurchase Agreement, PMH grants to PLS a security interest in all of its right, title and interest in, to and under the participation certificates and underlying ESS subject to transactions thereunder. The obligations of PMH under the PMH Repurchase Agreement are guaranteed in full by PMT (the “PMT Guaranty”).  Pursuant to the PC Repurchase Agreement, PLS assigns all of its rights in the PMT Guaranty to Issuer Trust.

In connection with the execution of the PMH Repurchase Agreement, PLS and PMH terminated that certain Loan and Security Agreement (the “LSA”), dated as of April 30, 2015, by and between the parties. PMH had previously used the LSA for the purpose of financing through PLS the ESS that is now being financed under the PMH Repurchase Agreement.

The Spread Acquisition Agreement

On December 19, 2016, the Company, through PLS, entered into the Spread Acquisition Agreement with PMH. The Spread Acquisition Agreement was approved by a committee of the Company’s board of directors comprised solely of independent members thereof.

Pursuant to the Spread Acquisition Agreement, PLS may sell to PMH, from time to time, participation certificates representing beneficial ownership in ESS arising from MSRs acquired by PLS, in which case PLS generally would be required to service or subservice the related mortgage loans for Ginnie Mae.

To the extent PLS refinances any of the mortgage loans relating to the ESS acquired by PMH, the Spread Acquisition Agreement contains recapture provisions requiring that PLS transfer to PMH, at no cost, the ESS relating to a certain percentage of the unpaid principal balance of the newly originated mortgage loans. In any month where the transferred ESS relating to such newly originated mortgage loans is not equivalent to at least 90% of the product of the excess servicing fee rate and the unpaid principal balance of the refinanced mortgage loans, the Spread Acquisition Agreement also contains provisions that require PLS to transfer additional ESS or cash in the amount of such shortfall. Similarly, in any month where the transferred ESS relating to modified Ginnie Mae mortgage loans is not equivalent to at least 90% of the product of the excess servicing fee rate and the unpaid principal balance of the modified mortgage loans, the Spread Acquisition Agreement contains provisions that require PLS to transfer additional ESS or cash in the amount of such shortfall. To the extent the fair market value of the aggregate ESS to be transferred for the applicable month is less than $200,000, PLS may, at its option, wire cash to PMH in an amount equal to such fair market value in lieu of transferring such ESS.

The Spread Acquisition Agreement contains customary representations, warranties and covenants between PLS and PMH, as well as indemnities in favor of each party as a result of losses caused by certain actions or inactions of the other party. As a condition to its acquisition of the ESS, PMH is also required to subordinate its rights to the ESS and its rights under the Spread Acquisition Agreement to the rights and interests of Ginnie Mae in the MSRs as a whole, inclusive of the acquired ESS. The specific terms of each transaction under the Spread Acquisition Agreement will be subject to the terms of such agreement as modified and supplemented by the terms of a confirmation executed in connection with such transaction.

The Spread Acquisition Agreement amends and restates that certain amended and restated spread acquisition and MSR servicing agreement originally entered into by and between PLS and PMH on April 30, 2015. The primary purpose of the amendment and restatement was to facilitate the continued financing of the ESS owned by PMH in connection with the parties’ participation in the GNMA MSR Facility.

The Subordination, Acknowledgment and Pledge Agreement

On December 19, 2016, PMH and Issuer Trust entered into a subordination, acknowledgement and pledge agreement (the “Subordination Agreement”), pursuant to which PMH pledged all of its rights and interest in its ESS to Issuer Trust. Because PMH has, and in the future may have, under the Spread Acquisition Agreement an interest in a portion of the ESS pledged under the PC Repurchase Agreement, Issuer Trust requires such interest to be subject to Issuer Trust’s continuing lien on such ESS, the pledge and acknowledgement of which were effected pursuant to the Subordination Agreement. Issuer Trust’s lien on such ESS remains subordinate to the rights and interests of Ginnie Mae pursuant to the provisions of the Spread Acquisition Agreement and the terms of the acknowledgement agreement by and among Ginnie Mae, the Indenture Trustee and PLS.

The Subordination Agreement contains representations, warranties and covenants by PMH that are customary for financing transactions. To the extent there exists an event of default under the PC Repurchase Agreement or a “trigger event” (as defined in the Subordination Agreement), Issuer Trust would be entitled to liquidate any and all of the collateral securing the PC Repurchase Agreement, including the ESS subject to the PMH Repurchase Agreement.

The VFN Repurchase Agreement

On December 19, 2016, PLS also entered into a master repurchase agreement (the “VFN Repurchase Agreement”) with CSFB, as administrative agent, and Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as purchaser, pursuant to which PLS sold the VFN to CSCIB with an agreement to repurchase such VFN at a later date.  The VFN Repurchase Agreement has a term of one year and provides for a maximum loan amount of $407 million, all of which is committed.

The principal amount paid by CSCIB for the VFN is based upon a percentage of the market value of such VFN. Upon PLS’ repurchase of the VFN, PLS is required to repay CSCIB the principal amount relating thereto plus accrued interest (at a rate reflective of the current market) to the date of such repurchase.

Under the VFN Repurchase Agreement, in the event any such transactions are deemed to be loans and not sales and purchases, PLS granted to CSCIB a security interest in all of its right, title and interest in, to and under the VFN and all rights to reimbursement or payment of the VFN and/or amounts due in respect thereof.

The VFN Repurchase Agreement contains margin call provisions that provide CSCIB with certain rights in the event of a decline in the market value of the purchased VFN. Under these provisions, CSCIB may require PLS to transfer cash or additional eligible assets into the Issuer Trust for the benefit of CSCIB with an aggregate market value in an amount sufficient to eliminate any margin deficit resulting from such a decline.

The VFN Repurchase Agreement requires that PLS make certain representations, warranties and covenants customary for this type of transaction, including certain financial covenants consistent with PLS’ other credit facilities. The VFN pledged under the VFN Repurchase Agreement also serves as cross-collateral for PLS’ obligations under separate repurchase agreements with CSFB, CSCIB and their affiliates.

The VFN Repurchase Agreement contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the VFN Repurchase Agreement and the liquidation by CSCIB of the VFN.

PLS pays CSFB a fee for the structuring of the GNMA MSR Facility, as well as certain other administrative costs and expenses in connection with CSFB’s management and ongoing administration of the GNMA MSR Facility.

The foregoing descriptions of the Base Indenture, the VFN Supplemental Indenture, the PC Repurchase Agreement, the PNMAC Guaranty, the PMH Repurchase Agreement, the PMT Guaranty, the Spread Acquisition Agreement, the Subordination Agreement, and the VFN Repurchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which have been filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7, Exhibit 10.8 and Exhibit 10.9, respectively.

Repurchase Agreements with Credit Suisse First Boston Mortgage Capital LLC

On December 19, 2016, the Company, through PLS and PNMAC, also entered into amendments (the “December Amendments”) to the terms of (i) its Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2016, by and among CSFB, acting as administrative agent for its affiliated buyers (collectively, the “CS Buyers”), PLS and PNMAC (the “CS Repurchase Agreement”), pursuant to which PLS may sell to, and later repurchase from, the CS Buyers certain newly originated or recently acquired residential and small balance multifamily mortgage loans; and (ii) its Master Repurchase Agreement (Participation Certificates and Servicing) by and among CSFB, the CS Buyers, PLS and PNMAC and dated as of November 10, 2015 (the “MSR Repo”), pursuant to which PLS may finance certain of its mortgage servicing rights and related participation interests and loan servicing advance receivables.

The original terms of the CS Repurchase Agreement and the MSR Repo collectively provided for a maximum combined purchase price of $907 million. Of this amount, $700 million was committed and available for purchases under the CS Repurchase Agreement to the extent not reduced by purchased amounts outstanding under the MSR Repo, while $407 million was committed and available for purchases under the MSR Repo to the extent not reduced by purchased amounts outstanding under the CS Repurchase Agreement. On October 26, 2016, CSFB and the CS Buyers previously agreed to increase the maximum combined purchase price provided for under the CS Repurchase Agreement and the MSR Repo from $907 million to $1.207 billion until December 23, 2016, at which time the maximum combined purchase price would be reset to $907 million.

Pursuant to the terms of the December Amendments, CSFB and the CS Buyers agreed to extend such increase in the maximum combined purchase price to March 30, 2017. The December Amendments further provide that, of the maximum combined purchase price, $700 million is committed and available for purchases under the CS Repurchase Agreement to the extent not reduced by purchased amounts outstanding under the MSR Repo and the VFN Repurchase Agreement, while $20 million is currently available for purchases under the MSR Repo to the extent not reduced by purchased amounts outstanding under the CS Repurchase Agreement and the VFN Repurchase Agreement. The MSR Repo was further amended to limit purchases thereunder to servicing advances relating to Ginnie Mae early buyout loans.

The purpose of the December Amendments was to reflect the transition of MSR financing from the MSR Repo to the GNMA MSR Facility. All other terms and conditions of the CS Repurchase Agreement and the MSR Repo remain the same in all material respects.

The foregoing descriptions of the CS Repurchase Agreement and the MSR Repo do not purport to be complete and are qualified in their entirety by reference to (i) the description of the CS Repurchase Agreement in the Company’s Current Report on Form 8-K as filed on April 6, 2016, the full text of the CS Repurchase Agreement attached thereto as Exhibit 10.1 and any amendments filed thereafter, and (ii) the description of the MSR Repo in the Company’s Current Report on Form 8-K as filed on November 16, 2015, the full text of the MSR Repo attached thereto as Exhibit 10.1 and any amendments filed thereafter.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report (excluding the information under the headings GNMA MSR Facility - The Spread Acquisition Agreement and GNMA MSR Facility — The Subordination, Acknowledgment and Pledge Agreement) is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Base Indenture, dated as of December 19, 2016, by and among PNMAC GMSR Issuer Trust, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, PLS, as Servicer and Administrator, Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent, and Pentalpha Surveillance LLC, as Credit Manager.

10.2

Series 2016-MSRVF1 Indenture Supplement to Indenture, dated as of December 19, 2016, by and among PNMAC GMSR ISSUER TRUST, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, PLS, as Administrator and Servicer, and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent.

10.3

Master Repurchase Agreement, dated as of December 19, 2016, by and among PNMAC GMSR ISSUER TRUST, as Buyer, PennyMac Loan Services, LLC, as Seller, and Private National Mortgage Acceptance Company, LLC, as Guarantor.

10.4	Guaranty, dated as of December 19, 2016, made by Private National Mortgage Acceptance Company, LLC, in favor of PNMAC GMSR ISSUER TRUST.
10.5	Master Repurchase Agreement, dated as of December 19, 2016, by and among PennyMac Holdings, LLC, as Seller, PennyMac Loan Services, LLC, as Buyer, and PennyMac Mortgage Investment Trust, as Guarantor.
10.6	Guaranty, dated as of December 19, 2016, by PennyMac Mortgage Investment Trust, in favor of PennyMac Loan Services, LLC.
10.7

Second Amended and Restated Master Spread Acquisition and MSR Servicing Agreement, dated as of December 19, 2016, by and between PennyMac Loan Services, LLC, as seller, and PennyMac Holdings, LLC, as buyer.

10.8	Subordination, Acknowledgment and Pledge Agreement, dated as of December 19, 2016, between PNMAC GMSR ISSUER TRUST, as Buyer, and PennyMac Holdings, LLC, as Pledgor.
10.9	Master Repurchase Agreement, dated as of December 19, 2016, by and among, PLS, CSFB, as administrative agent, and Credit Suisse AG, Cayman Islands Branch.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: December 21, 2016	/s/ Anne D. McCallion
Anne D. McCallion
Senior Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Base Indenture, dated as of December 19, 2016, by and among PNMAC GMSR Issuer Trust, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, PLS, as Servicer and Administrator, Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent, and Pentalpha Surveillance LLC, as Credit Manager.

10.2

Series 2016-MSRVF1 Indenture Supplement to Indenture, dated as of December 19, 2016, by and among PNMAC GMSR ISSUER TRUST, as Issuer, Citibank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, PennyMac Loan Services, LLC, PLS, as Administrator and Servicer, and Credit Suisse First Boston Mortgage Capital LLC, as Administrative Agent.

10.3

Master Repurchase Agreement, dated as of December 19, 2016, by and among PNMAC GMSR ISSUER TRUST, as Buyer, PennyMac Loan Services, LLC, as Seller, and Private National Mortgage Acceptance Company, LLC, as Guarantor.

10.4	Guaranty, dated as of December 19, 2016, made by Private National Mortgage Acceptance Company, LLC, in favor of PNMAC GMSR ISSUER TRUST.
10.5	Master Repurchase Agreement, dated as of December 19, 2016, by and among PennyMac Holdings, LLC, as Seller, PennyMac Loan Services, LLC, as Buyer, and PennyMac Mortgage Investment Trust, as Guarantor.
10.6	Guaranty, dated as of December 19, 2016, by PennyMac Mortgage Investment Trust, in favor of PennyMac Loan Services, LLC.
10.7

Second Amended and Restated Master Spread Acquisition and MSR Servicing Agreement, dated as of December 19, 2016, by and between PennyMac Loan Services, LLC, as seller, and PennyMac Holdings, LLC, as buyer.

10.8	Subordination, Acknowledgment and Pledge Agreement, dated as of December 19, 2016, between PNMAC GMSR ISSUER TRUST, as Buyer, and PennyMac Holdings, LLC, as Pledgor.
10.9	Master Repurchase Agreement, dated as of December 19, 2016, by and among, PLS, CSFB, as administrative agent, and Credit Suisse AG, Cayman Islands Branch.